Exhibit 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Spartan Stores, Inc., a Form S-4 Registration Statement of Spartan Stores, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company, dated as of July 21, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Craig C. Sturken
Craig C. Sturken

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, and either of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of Spartan Stores, Inc., a Form S-4 Registration Statement of Spartan Stores, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company, dated as of July 21, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ M. Shân Atkins
M. Shân Atkins

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, and either of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of Spartan Stores, Inc., a Form S-4 Registration Statement of Spartan Stores, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company, dated as of July 21, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Wendy A. Beck
Wendy A. Beck

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Spartan Stores, Inc., a Form S-4 Registration Statement of Spartan Stores, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company, dated as of July 21, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Frank M. Gambino
Frank M. Gambino

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, and either of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of Spartan Stores, Inc., a Form S-4 Registration Statement of Spartan Stores, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company, dated as of July 21, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Yvonne R. Jackson
Yvonne R. Jackson

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, and either of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of Spartan Stores, Inc., a Form S-4 Registration Statement of Spartan Stores, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company, dated as of July 21, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Elizabeth A. Nickels
Elizabeth A. Nickels

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Spartan Stores, Inc., a Form S-4 Registration Statement of Spartan Stores, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company, dated as of July 21, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan